EXHIBIT 24.1


                 AMERICAN EXPRESS CENTURION BANK

                        POWER OF ATTORNEY

     American Express Centurion Bank, a Utah corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Robert D. Kraus, Stephen
P. Norman, Gilbert E. Ahye and Rhonda Halpern, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Credit Account Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, American Express Centurion Bank has caused this Power of Attorney to be executed in its name by its Chief
Executive Officer and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 26th day of March 1998.

                                 AMERICAN EXPRESS CENTURION BANK


                                 By:  /s/Frank L. Skillern
                                         __________________________
                                         Frank L. Skillern
                                         Chief Executive Officer


ATTEST:

/s/ Robert D. Kraus
________________________
Robert D. Kraus
Assistant Secretary

________________________
Phillip J. Riese
Director and Chairman of the Board


/s/ Frank L. Skillern
_______________________
Frank L. Skillern
Director and Chief Executive Officer


/s/ David E. Poulsen
________________________
David E. Poulsen
Director, President and Chief Credit Officer


/s/ Gilbert E. Ahye
________________________
Gilbert E. Ahye
Director


________________________
Maria J. Garciaz
Director


/s/ Ash Gupta
________________________
Ash Gupta
Director


/s/ Peter A. Lefferts
________________________
Peter A. Lefferts
Director


/s/ John J. P. McDonnell
________________________
John J. P. McDonnell
Director


________________________
Raymond F. Pettit
Director


________________________
Roslyn M. Watson
Director

________________________
Jim F. Welch
Director
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                                                  EXHIBIT 24.2



      AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II

                        POWER OF ATTORNEY




     American Express Receivables Financing Corporation II, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint Jay B. Stevelman, John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seals thereto and file any of the documents referred to below relating to the American Express Credit Account Master Trust; all filings and reports required under the Securities Exchange Act of 1934 including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in counterparts.

     IN WITNESS WHEREOF, American Express Receivables Financing
Corporation II has caused this Power of Attorney to be executed in its name by its President and its corporate seal to be affixed and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 26th day of March 1998.


                                   AMERICAN EXPRESS RECEIVABLES
                                   FINANCING CORPORATION II

                                   By:  /s/Leslie R. Scharfstein
                                           ______________________
                                           Leslie R. Scharfstein
                                           President

ATTEST:

/s/ Michael Kuchs
    ____________________________
    Michael Kuchs
    Secretary

/s/ John D. Koslow
    ____________________________
    John D. Koslow
    Director



/s/ Jay B. Stevelman
    ____________________________
    Jay B. Stevelman
    Director



/s/ Donald J. Puglisi
    ____________________________
    Donald J. Puglisi
    Director



/s/ Leslie R. Scharfstein
    ____________________________
    Leslie R. Scharfstein
    President
    (Principal Executive Officer)



/s/ Ellen J. Casey
    ____________________________
    Ellen J. Casey
    Vice President and Treasurer
    (Principal Finance Officer and
     Principal Accounting Officer)





















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